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                                                                   EXHIBIT 23(i)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Talk Visual Corporation of our report dated March 29, 1999 appearing in Talk Visual Corporation's Joint Proxy Statement/Prospectus/Notification of Merger dated May 28, 1999.

                                    MAYER RISPLER & COMPANY, P.C.

Brooklyn, New York
June 4, 1999